UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018 (February 6, 2018)

TMSR HOLDING COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Delaware	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-101 98 Huanghai Road TEDA, Tianjin 300457 China	300457
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: +86-022-5982-4800

JM GLOBAL HOLDING COMPANY

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

●	Market acceptance of our products and services;

●	Competition from existing products or new products that may emerge;

●	The implementation of our business model and strategic plans for our business and our products;

●	Estimates of our future revenue, expenses, capital requirements and our need for financing;

●	Our financial performance;

●	Current and future government regulations;

●	Developments relating to our competitors; and

●	Other risks and uncertainties, including those listed under the section title “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

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INTRODUCTORY NOTE

On February 6, 2018 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders (the “Special Meeting”) where the stockholders of JM Global Holding Company. ( “JM Global”, the “Company”, “we” or “us” ) considered and approved, among other matters, a proposal to adopt that certain Share Exchange Agreement (the “Share Exchange Agreement”), dated as of August 28, 2017, entered into by and among by and among (i) JM Global; (ii) Zhong Hui Holding Limited, a Republic of Seychelles registered company, in the capacity under the Share Exchange Agreement as the Purchaser Representative (including any successor Purchaser Representative appointed in accordance therewith, the “Purchaser Representative”); (iii) China Sunlong Environmental Technology, Inc., a Cayman Islands business company with limited liability ( “Sunlong”); (iv) each of the shareholders of Sunlong named on Annex I of the Share Exchange Agreement (collectively, the “Sellers”); and (v) Chuanliu Ni, a Chinese citizen who is the Chief Executive Officer and director of Sunlong, in the capacity as the representative for the Sellers in accordance with the terms and conditions of this Share Exchange Agreement (the “Seller Representative”). Pursuant to the Share Exchange Agreement JM Global acquired from the Sellers all of the issued and outstanding equity interests of Sunlong in exchange for 8,995,428 newly-issued shares of common stock of the Company to Sellers (the “Business Combination”). As a result of the Business Combination, the Sellers, as the former shareholders of Sunlong, became the controlling shareholders of the Company and Sunlong became a subsidiary of the Company. The Share Exchange was accounted for as a reverse merger effected by a share exchange, wherein Sunlong is considered the acquirer for accounting and financial reporting purposes.

Prior to the Business Combination, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). As a result of the Business Combination, we have ceased to be a “shell company” and will continue the existing business operations of Sunlong as a publicly traded company under the name “TMSR. Holding Company Limited.”

As used in this Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “we,” “us” and “our” refer to the consolidated Company and its subsidiaries at and after the Closing, giving effect to the Business Combination.

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below is incorporated herein by reference.

Registration Rights

Upon closing of the Business Combination, JM Global entered into a Registration Rights Agreement with the Sellers and the Purchaser Representative in substantially the form attached to the Share Exchange Agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Sellers hold registration rights that obligate us to register for resale under the Securities Act, all or any portion of the Exchange Shares (as defined in the Share Exchange Agreement) so long as such shares are not then restricted under the Lock-Up Agreement. Sellers holding a majority-in-interest of all Exchange Shares then issued and outstanding will be entitled to make a written demand for registration under the Securities Act of all or part of the their Exchange Shares (up to a maximum of three demands in total), so long as such shares are not then restricted under the Lock-Up Agreement (defined below). Subject to certain exceptions, if any time after the closing of the Business Combination, JM Global proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, JM Global shall give notice to the Sellers as to the proposed filing and offer the Sellers holding Exchange Shares an opportunity to register the sale of such number of Exchange Shares as requested by the Sellers in writing. In addition, subject to certain exceptions, Sellers holding Exchange Shares will be entitled under the Registration Rights Agreement to request in writing that JM Global register the resale of any or all of such Exchange Shares on Form S-3 and any similar short-form registration that may be available at such time.

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Lock-Up Agreements

Upon closing of the Business Combination, each Seller entered into a Lock-Up Agreement with JM Global and the Purchaser Representative, in substantially the form attached to the Share Exchange Agreement (each, a “Lock-Up Agreement”), with respect to their Exchange Shares received in the Business Combination. In such Lock-Up Agreement, each Seller agrees that such Seller will not, from the closing of the Business Combination until the first anniversary of the closing (or if earlier, the date on which JM global consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of JM Global’s shareholders having the right to exchange either equity holdings in us for cash, securities or other property), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to any of its Exchange Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of its Exchange Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). Each Seller further agrees that the Escrow Shares as defined in the Share Exchange Agreement will continue to be subject to such transfer restrictions until they are released from the escrow account. However, each Seller will be allowed to transfer any of its Exchange Shares (other than the Escrow Shares while they are held in the escrow account) by gift, will or intestate succession upon death of the Seller, pursuant to a court order or settlement agreement in connection with a divorce, or to any affiliate, to any immediately family members, trusts for the benefit of the Seller or its immediately family members, if the Seller is a trust, to the trustor or trust beneficiary, or as a liquidating distribution to limited partners or other equity holders, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-up Agreement.

Non-Competition and Non-Solicitation Agreements

Upon closing of the Business Combination, each Seller entered into a Non-Competition and Non-Solicitation Agreement in favor of JM Global, Sunlong and their respective successors, affiliates and subsidiaries (referred to as the “Covered Parties”), in substantially the form attached to the Share Exchange Agreement (each, a “Non-Competition Agreement”), relating to the post-combination company’s business. Under the Non-Competition Agreements, for a period from the closing of the Business Combination to two years thereafter (or if later, the date on which the Seller, its affiliates or any of their respective officers, directors or employees are no longer directors, officers, managers or employees of Sunlong or its subsidiaries (the “Termination Date”)), each Seller and its affiliates will not, without JM Global’s prior written consent, anywhere in the PRC or any other markets in which, as of the closing, the Covered Parties are engaged or actively contemplating to become engaged in the Business (as defined below) as of the closing or during the restricted period, directly or indirectly engage in (or own, manage, finance or control, or become engaged or serve as an officer, director, employee, member, partner, agent, consultant, advisor or representative of, an entity that engages in) the business of (i) industrial solid waste recycling and comprehensive utilization, production, sales and leasing of environmental protection equipment whose main function is the separation and utilization of low grade/refractory mineral resources, development, transfer, consultation and services of environmental protection technology, and sells steel products, furnace refractory, fire resistant materials, construction materials, decorative materials and ore products, (ii) exchange services for wine and business consulting services, or (iii) multi-commodity exchange to offer on-shore commodity spot exchange services and off-shore commodity future exchange services (collectively, the “Business”). However, the Seller and its affiliates will be permitted under the Non-Competition Agreements to own passive portfolio company investments in a competitor, so long as the Seller and its affiliates and their respective shareholders, directors, officer, managers and employees who were involved with the business of Sunlong are not involved in the management or control of such competitor.

Under the Non-Competition Agreements, during such restricted period, the Seller and its affiliates will not, without JM Global’s prior written consent, (i) solicit or hire the Covered Parties’ employees, consultants or independent contractors as of such time (or, if earlier, the Termination Date) or during the one year period prior thereto or otherwise interfere with the Covered Parties’ relationships with such persons, (ii) solicit or divert the Covered Parties’ customers as of such time (or, if earlier, the Termination Date) or during the one year period prior thereto relating to the Business or otherwise interfere with the Covered Parties’ contractual relationships with such persons, or (iii) interfere with or disrupt any Covered Parties’ vendors, suppliers, distributors, agents or other service providers for a purpose competitive with a Covered Party as it relates to the Business. Each Seller and its affiliates will also agree to not disparage the Covered Parties during the restricted period and to keep confidential and not use the confidential information of the Covered Parties.

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Item 2.01.	Completion of Acquisition of Disposition of Assets.

FORM 10 INFORMATION

THE SHARE EXCHANGE AND RELATED TRANSACTIONS

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference. The material terms and conditions of the Share Exchange Agreement and its related agreements are described on pages 81 to 89 of JM Global’s definitive proxy statement dated January 22, 2018 (the “Definitive Proxy Statement”) in the section entitled “The Business Combination Proposal—The Share Exchange Agreement,” which is incorporated by reference herein.

DESCRIPTION OF BUSINESS

The business of the Company after the Business Combination is described in Definitive Proxy Statement in the section entitled “Information about Sunlong” beginning on page 137 and that information is incorporated herein by reference.

Specifically, subsection “Corporate Structure and History” begins on page 137, “Industry Overview” begins on page 138, “Our Business” begins on page 140, “Our Customers” begins on page 141, “Our Suppliers” begins on page 142, “Production” begins on page 142, “Research and Development and Our Technology” begins on page 142, “Intellectual Property” begins on page 143, “Industry Recognition” begins on page 145, “Competition” begins on page 145, “Employee” begins on page 147, “Environmental Matters” begins on page 147.

RISK FACTORS

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 34 and are incorporated herein by reference. Specifically, subsection “Risk Related to Sunlong’s Business and Operations” begins on page 34, “Risks Related to Sunlong’s Corporate Structure” begins on page 39, “Risks Related to Doing Business in China” begins on page 41, “Risk Factors Relating To JM Global and the Business Combination” begins on page 50, “Risk Factors Relating to the Redemption” begins on page 64.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Definitive Proxy Statement with section entitled “Sunlong Management’s Discussion And Discussion and Analysis of Financial Condition And Results of Operations” beginning on page 156 is incorporated herein by reference. Specifically, subsection “Key Factors that Affect Operating Results” begins on page 156, “Results of Operations” begins on page 157, “Years Ended December 31, 2016 vs. December 31, 2015” begins on page 162, “Recently Issued Accounting Pronouncements” begins on page 168, “Liquidity and Capital Resources” begins on page 170, “Risks” begins on page 173.

BENEFICIAL OWNERSHIP OF SECURITIES

The disclosure contained in the Definitive Proxy Statement with section entitled “Beneficial Ownership of Securities” beginning on page 188 is incorporated herein by reference. Specifically, subsection “Changes in Control” begins on page 189.

MANAGEMENT AFTER THE BUSINESS COMBINATION

The disclosure contained in the Definitive Proxy Statement with section entitled “Management After the Business Combination” beginning on page 174 is incorporated herein by reference. Specifically, subsection “Management and Board of Directors” begins on page 174, “No Classification of Directors” begins on page 175, “Committees of the Board of Directors” begins on page 176, “Code of Ethics” begins on page 177.

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DIRECTOR COMPENSATION

The disclosure contained in the Definitive Proxy Statement with section entitled “Director Compensation” beginning on page 177 is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure contained in the Definitive Proxy Statement with section entitled “Executive Compensation” beginning on page 177 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The certain relationships and related party transactions of JM Global and Sunlong are described in the Definitive Proxy Statement in the section entitled “Certain Relationship and Related Party Transactions” beginning on page 190 and are incorporated herein by reference. Specifically, subsection “JM Global Related Person Transactions” begins on page 190, “Sunlong Related Person Transactions” begins on page 192, “Policies and Procedures for Related Person Transactions” begins on page 192.

DESCRIPTION OF SECURITIES

The disclosure contained in the Definitive Proxy Statement with section entitled “Description of Securities” beginning on page 179 is incorporated herein by reference. Specifically, subsections “Authorized and Outstanding Stock” begins on page 179, “Units” begins on page 179, “Common Stock” begins on page 179, “Preferred Stock” begins on page 181, “Warrants” begins on page 181, Dividends begins on page 185, “Our Transfer Agent and Warrant Agent” begins on page 185, “Certain Anti-Takeover Provisions of Delaware Law” begins on page 185, “Rule 144” begins on page 185, “Registration Rights” begins on page 186, “Listing of Securities” begins on page 187.

LEGAL PROCEEDINGS

From time to time, the Company may be involved in various claims and legal proceedings arising in the ordinary course of business. Neither Shengrong nor TJComex is currently a party to any such claims or proceedings which, if decided adversely to the Company, would either, individually or in the aggregate, have a material adverse effect on the Company’s business, financial condition, results of operations or cash flows.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our charter as amended, and the common law of Delaware allow us to indemnify our officers and directors from certain liabilities. Our charter provides that the Company may indemnify, hold harmless and exonerate against all direct and indirect costs, fees and expenses of any type or nature whatsoever, any person who (a) is or was a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a director, officer, key employee, adviser of the Company or who at the request of the Company; or (b) is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company.

The Company will only indemnify the individual in question if the relevant indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the indemnitee had no reasonable cause to believe that his conduct was unlawful. The decision of the Board as to whether an indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of our charter, unless a question of law is involved.

The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such indemnitee had reasonable cause to believe that his conduct was unlawful.

The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any indemnitee or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in our charter.

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Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the closing of the Business Combination, JM Global’s units, common stock and warrants were each trading on the NASDAQ Capital Market under the symbols “WYIGU,” “WYIG” and “WYIGW.”

After the closing of the Business Combination , our units separated into their component shares of JM Global common stock, and warrants to purchase one-half of one share of JM Global common stock, and the units ceased separate trading on February 6, 2018.. The common stock and warrants began trading on Nasdaq Capital Market under the ticker symbols “TMSR” and “TMSRW,” respectively, on February 7, 2018.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 2.01 above is incorporated in this Item 3.02 by reference. The 8,995,428 newly issued shares of the registrant’s common stock that were paid as consideration to the Sellers upon closing of the Business Combination were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Section 4(a) (2) of the Securities Act and Regulation S promulgated under the Securities Act. The Sellers receiving the shares represented their intentions to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the shares. The parties also had adequate access, through business or other relationships, to information about the Company and Sunlong.

Item 5.01.	Changes in Control of Registrant.

The description of the Share Exchange Agreement and its related Agreements in the Definitive Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 81 and “The Related Agreements” beginning on page 88, which is incorporated herein by reference. The information contained in Item 2.01 to this Report is also incorporated herein by reference.

As a result of the issuance of the shares pursuant to the Business Combination and related transactions, a change in control of the Company occurred as of February 6, 2018. Except as described in this Report, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of our Board and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Seven incumbent directors of JM Global, Qi (Jacky) Zhang, Tim Richerson, Peter Nathanial, Kurt Jetta, Dongliang Qu, Xiaoguang Liu and Arthur Drogue, resigned from our board of directors upon closing of the Business Combination. Our board of directors filled the vacancies created by such resignations with seven persons, three of whom are incumbent directors of Sunlong. Accordingly, if the Business Combination is consummated, our board of directors will consist of three existing Sunlong directors, Chuanliu Ni, Jiazhen Li and Xiaonian Zhang, and four newly appointed directors Hui Zhu, Yaqing Hu, Chenchen Zhang, and Wenting Zou. For a detailed description, please see the section entitled “Management After the Business Combination” beginning on Page 174, which is incorporated by reference herein.

Item 5.06.	Change in Shell Company Status.

On February 6, 2018, as a result of the consummation of the Business Combination, which fulfilled the “initial Business Combination” requirement of JM Capital’s amended and restated certificate of incorporation, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the Definitive Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 81, which is incorporated by reference herein.

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Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a), Sunlong’s audited financial statements for the year ended December 31, 2017 and 2016, and unaudited financial statements for the nine months ended September 30, 2017, are attached to this Current Report as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements for the nine months ended September 30, 2017 are attached to this Current Report as Exhibit 99.2 hereto.

(d) Exhibits

Exhibit	Description

2.1	Share Exchange Agreement dated as of August 28, 2017 (Incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on September 1, 2017)

10.1	Form of Registration Rights Agreement (Incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed by the registrant on September 1, 2017)

10.2	Form of Lock-Up Agreement (Incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed by the registrant on September 1, 2017)

10.3	Form of Non-Competition and Non-Solicitation Agreement (Incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed by the registrant on September 1, 2017)

10.4	Escrow Agreement, dated as of February 6, 2018

10.5	Employment Agreement, dated February 6, 2018 by and between the Company and Xiaoyan Shen

10.6	Employment Agreement, dated February 6, 2018 by and between the Company and Xiaonian Zhang

10.7	Employment Agreement, dated February 6, 2018 by and between the Company and Chuanliu Ni.

10.8	Employment Agreement, dated February 6, by and between the Company and Jiazhen Li.

14.1	Code of Business Conduct and Ethics.

21.1	Subsidiaries of Registrant.

99.1	Audited Financial Statements of China Sunlong Environmental Technology Inc.

99.2	Pro Forma Financial Statements.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMSR HOLDING COMPANY LIMITED

February 9, 2018	By:	/s/ Chuanliu Ni
Chuanliu Ni
Co-Chair of the Board and Chief Executive Officer

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